UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 of 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 13, 2023

Heartland Financial USA, Inc.

Commission File Number:	001-15393
(Exact name of Registrant as specified in its charter)

Delaware	42-1405748
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

1800 Larimer Street
Suite 1800
Denver,	Colorado	80202
(Address of principal executive offices, including zip code)

(303) 285-9200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00 per share	HTLF	Nasdaq Stock Market
Depositary Shares (each representing 1/400th interest in a share of 7.00% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series E)	HTLFP	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (the “Amendment”) is being filed as an amendment to the Current Report on Form 8-K filed by Heartland Financial USA, Inc. (the “Company”) on June 20, 2023 (the “Original Form 8-K”). The Original Form 8-K was filed with the Securities and Exchange Commission to report the results of the matters submitted to a vote by the Company’s stockholders at the Company’s 2023 Annual Meeting of Stockholders held on June 14, 2023 (the “2023 Annual Meeting”). The purpose of this Amendment is to disclose, in accordance with Item 5.07(d) of Form 8-K, the Company’s decision as to how frequently the Company will conduct future advisory votes regarding the compensation of the Company’s named executive officers. In addition, the Amendment discloses that the Company took the steps necessary to accelerate declassification. No other changes have been made to the Original Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders

Consistent with the recommendation of the Board of Directors of the Company set forth in the Company's proxy statement for the 2023 Annual Meeting (the “2023 Proxy Statement”), and the majority vote of the Company's stockholders at the 2023 Annual Meeting, the Company is confirming that it will include an annual advisory vote on the compensation of its named executive officers in its proxy materials until the next required stockholder vote on the frequency of future advisory votes on executive compensation, which vote is expected to be held at the Company's 2029 Annual Meeting of Stockholders.

In addition, as disclosed in the 2023 Proxy Statement, following the 2023 Annual Meeting and the filing of the Company’s Amended and Restated Certificate of Incorporation, on July 18, 2023, the Board took the actions described in the 2023 Proxy Statement to accelerate declassification so that each Director of the Company will stand for re-election at the 2024 Annual Meeting of Stockholders of the Company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 21, 2023	HEARTLAND FINANCIAL USA, INC.

	By:	/s/ Bryan R. McKeag
Bryan R. McKeag
Executive Vice President
Chief Financial Officer